Exhibit 32.1


       Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of
            the United States Code As Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

I, K.J. Semikian, the Chief Executive Officer of Telesource International, Inc. ("Telesource"), certify that (i) the Form 10-Q for the quarter ended March 31, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Telesource.



Dated: February 10, 2005                   /s/ K.J. Semikian
                                           ------------------------------------
                                           K.J. Semikian
                                           Chief Executive Officer
                                           Telesource International, Inc.


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